UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Semiannual report 2|28|13

A world of investing.™

Putnam Investments

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 is designed for investors who are willing to accept a prudent amount of risk while seeking income for their retirement years. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Strategic allocations

Absolute Return Funds 40%
Fixed income 43%
Equity 17%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 15 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver secure long-term income in retirement.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 2 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Retirement Income Fund Lifestyle 2

Interview with your fund’s portfolio manager

Bob, how did Putnam Retirement Income Fund Lifestyle 2 perform for the six months ended February 28, 2013?

It was a rewarding time to be invested in the markets, and we are happy to report that the fund’s class A share performance surpassed that of its primary fixed-income benchmark, thanks in no small part to the diversification of its portfolio across asset classes. Not surprisingly, given its broader investment mandate, the fund lagged its secondary all-equity benchmark for the period but still benefited from its exposure to global equities, which outperformed bonds by a wide margin. In addition, given the “risk-on” rally and the renewed focus on the strength of corporate fundamentals, the fund’s slightly pro-risk investment stance proved prudent, as demand for credit-sensitive fixed-income investments and growth-oriented, cyclical equities led to their outperformance of more conservative, or defensive, investments.

Our decision to overweight investments in the high-yield sector was especially rewarding, as was our security selection in U.S. equities and investment-grade bonds. On the other hand, an underweight to international equities detracted from performance, given the recovery in foreign markets during the second half of the year. Poor security selection in the high-yield sector and emerging-market debt detracted from results for the period.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

Retirement Income Fund Lifestyle 2	5

Could you highlight some of the more notable areas of the global markets that performed well during the period?

Interestingly, after months of strong performance, market leadership transitioned from U.S. stocks to international stocks during the period. While U.S. stocks delivered positive gains, international equity markets posted even stronger results, as fears waned over the prospects of the eurozone’s demise and economic data suggested that China’s economy was beginning to reaccelerate. Japan also experienced a jolt of new life this past December in the wake of national elections and the installation of new political leadership. Japanese exporters rallied as a result of improving prospects as well as from a sharply declining yen, offering hope for an area that has been characterized by protracted economic and market weakness.

Emerging markets posted strong gains, despite some pressure in the final weeks of the period due to weakness in Latin America, most notably Brazil. As an asset class, emerging markets are more heavily geared toward cyclical sectors, which were weak relative to defensive stocks before investors rediscovered their appetites for risk. Importantly, domestic capital markets are still evolving in these countries and are reliant upon the infusion of foreign investor capital. Should macro risks continue to abate and the global growth outlook steadily improve, we think emerging markets could show areas of strength well into 2013.

From an industry sector perspective, global financials was one of the strongest performing for the period. Despite the rally, however, we believe fear continues to be priced into U.S., European, and Asian banking and insurance companies. As long as the

Allocations are represented as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Net cash, if any, represents the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 2

macroeconomic outlook calls for low to moderate growth, we believe financial stocks around the globe could continue to display strong momentum, especially since valuations remain quite attractive, in our view, despite the advances to date.

Did derivatives have any significant impact on fund performance for the period?

We employed credit default swaps to hedge credit and market risk or to gain exposure to specific securities or groups of securities. This strategy was rewarding for the fund during the period.

Are U.S. interest rates likely to remain “range-bound”?

In our opinion, it appears likely that interest rates will remain in a range for the foreseeable future. The Federal Reserve launched “QE3” in September 2012, a bond-buying program authorized to purchase up to $40 billion of agency mortgage-backed securities per month. Not long after, in December, the Fed replaced the expiring “Operation Twist” with an additional unlimited round of easing, targeting up to $45 billion worth of intermediate- and longer-term Treasuries per month — with no apparent intent of stopping so long as inflation remains below 2.5% and unemployment stays above 6.5%. These kinds of explicit targets are rare coming from the Fed and, we believe, provide some welcome insight as to when the Fed is likely to begin

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Retirement Income Fund Lifestyle 2	7

shifting to a more neutral monetary stance. Given the February unemployment rate of 7.7%, we believe a near-term change by the Fed is unlikely.

Do you think U.S. corporate debt will continue to outperform in the slow-growth environment?

Our outlook for corporate debt — including the investment-grade, high-yield, and floating-rate segments of the market — remains positive, although we believe it is unlikely that these markets will post the heady gains in 2013 that investors enjoyed in 2012. Given the rally, credit spreads [the difference in yield between higher- and lower-rated bonds] tightened significantly, particularly in the high-yield market, and are in line with their long-term average.

Our base case forecast for 2013 is for continued slow but steady economic growth, and this kind of environment has often been supportive of corporate debt, especially relative to equities. Furthermore, corporations are sitting on record amounts of cash, and the default rate, which was around 1.5% as of the end of 2012, continues to be well below the 4.5% long-term average.

Has the eurozone turned the corner toward greater financial stability?

During the period, the actions of policymakers and the European Central Bank [ECB] helped to mitigate the risk of a eurozone breakup. Thus, we believe the fiscal condition of the eurozone is unlikely to be as relevant to investors in 2013 as it was in the first half of 2012. The situation appears to have stabilized, and the focus has turned to Europe’s medium- and long-term structural issues, including fostering competitive economies and reforming unsustainable entitlement states. While these are not small hurdles, we find it unlikely that sluggish

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 2

progress in Europe will trigger renewed fears of an imminent liquidity event.

However, we are by no means bullish on the outlook for Europe. Economic data in the fourth quarter were quite discouraging, and many countries are likely to still remain in recession. That said, while we expect there will be bumps along the way on Europe’s road to recovery, we believe the stability of interest rates today and the gradual structural reforms that policymakers are introducing should be enough to entice some investors to reexamine and perhaps reenter European markets.

Given the strength of the rally in equities during the period, are we seeing the beginning of a shift of investor assets out of bonds and into stocks?

When we look at where investors are putting money, we still see an extraordinary amount on the sidelines or in safe-haven Treasuries. However, we have reason to believe these investors may become more aware during 2013 of the opportunity costs of inaction. Furthermore, even considering the strong run for equities in 2012, it could be argued that many sectors have seen only a small correction in the market anomalies of the past several years.

The strongest case for equities today may be their potential relative to other asset classes. Their potential as a source of income also makes them interesting to us. In many instances, we are seeing equities delivering more attractive dividend yields than their fixed-income counterparts, while offering the added benefit of capital appreciation potential. Among dividend-paying stocks, we are interested in dividend growers, in particular, as opposed to dividend payers. While investor demand has driven the highest dividend payers to expensive levels, in areas such as financials we are seeing historically low payout ratios, making dividend growth a possibility in 2013.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Retirement Income Fund Lifestyle 2	9

Does the changing correlation landscape have implications for the fund’s portfolio construction?

While investors naturally focus on expected returns, we also pay attention to the volatility of various investment choices, as well as the correlation structure of markets. As 2013 begins, we find that important changes are occurring in this structure that could shape investment strategies. We have begun to see a decline in the elevated correlations across all kinds of equities and risk assets, which has been a hallmark of recent years. The Fed has become the dominant buyer of Treasuries through its quantitative easing programs. When these programs are ultimately unwound, we expect pressure on Treasury bond prices. Second, it seems a goal of the aggressive monetary policy choices around the world is to foment a degree of inflation, which would ease the sting of outstanding debts. While we believe inflation is unlikely to be a problem this year, we expect inflationary pressures ultimately to erode the real return of fixed-income investments beyond 2013.

Given the markets’ rally, are you upbeat about prospects for fund performance later this year?

Broadly speaking, investors seemed to have a defensive mindset in 2012, and often focused on what might next go wrong in the capital markets. We believe that mindset may be starting to shift, with investors more focused now on where the best investment opportunities lie. The outlook for developed global economies is by no means rosy, but we believe that the current environment presents an opportunity for measured risk taking, and that investors will be more willing to move off the sidelines in the absence of another perceived crisis.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

On February 1, 2013, Putnam Investments announced a new leadership structure for its Global Asset Allocation (GAA) investment organization, which manages Putnam Retirement Income Fund Lifestyle 2. Working closely with Walter C. Donovan, Chief Investment Officer at Putnam, the team will be led by Co-Heads James A. Fetch; Robert J. Kea, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA. All four co-heads are long-time Putnam GAA veterans, who average 22 years of overall investment experience, including an average of 18 years of experience at Putnam. Consistent with the current approach, Fetch continues to lead portfolio construction and risk, Kea drives top-down equity efforts, Schoen oversees equity process and risk, and Vaillancourt manages global macro efforts. Jeffrey L. Knight, who previously led the group, has left the firm to pursue other opportunities.

10	Retirement Income Fund Lifestyle 2

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

Retirement Income Fund Lifestyle 2	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	7.45%	3.16%	6.09%	2.09%	6.09%	6.09%	6.98%	3.50%	6.93%	7.90%
Annual average	4.30	1.84	3.52	1.22	3.52	3.52	4.03	2.04	4.00	4.55

1 year	5.92	1.68	5.10	0.10	5.10	4.10	5.67	2.23	5.56	6.17

6 months	3.37	–0.76	3.02	–1.98	3.02	2.02	3.25	–0.10	3.25	3.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 2/28/13

	Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	8.64%	23.77%
Annual average	4.98	13.31

1 year	3.12	13.46

6 months	0.15	8.95

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

12	Retirement Income Fund Lifestyle 2

Fund price and distribution information For the six-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		1	1	6		6	6

Income	$0.055		$0.029	$0.029	$0.043		$0.043	$0.067

Capital gains — Long-term	0.009		0.009	0.009	0.009		0.009	0.009

Capital gains — Short-term	0.085		0.085	0.085	0.085		0.085	0.085

Total	$0.149		$0.123	$0.123	$0.137		$0.137	$0.161

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$10.15	$10.57	$10.11	$10.11	$10.14	$10.48	$10.14	$10.15

2/28/13	10.34	10.77	10.29	10.29	10.33	10.68	10.33	10.34

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	0.46%	0.45%	—	—	0.23%	0.22%	0.23%	0.70%

Current 30-day SEC yield [3,4]
(with expense limitation)	N/A	0.74	0.01%	0.01%	N/A	0.49	0.50	0.99

Current 30-day SEC yield [3]
(without expense limitation)	N/A	–0.24	–1.00	–1.00	N/A	–0.50	–0.52	–0.03

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	8.74%	4.39%	7.33%	3.33%	7.33%	7.33%	8.24%	4.72%	8.19%	9.21%
Annual average	4.77	2.42	4.01	1.84	4.01	4.01	4.50	2.60	4.48	5.02

1 year	6.18	1.93	5.47	0.47	5.47	4.47	5.93	2.49	5.83	6.43

6 months	3.85	–0.30	3.51	–1.49	3.51	2.51	3.73	0.36	3.63	3.97

See the discussion following the Fund performance table on page 12 for information about the calculation of fund performance.

Retirement Income Fund Lifestyle 2	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/12*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Total annual operating expenses
for the fiscal year ended 8/31/12	3.06%	3.81%	3.81%	3.31%	3.31%	2.81%

Annualized expense ratio for the
six-month period ended 2/28/13†	0.70%	1.45%	1.45%	0.95%	0.95%	0.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.33% in fees and expenses of acquired funds (including underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/13.

† Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.53	$7.30	$7.30	$4.79	$4.79	$2.27

Ending value (after expenses)	$1,033.70	$1,030.20	$1,030.20	$1,032.50	$1,032.50	$1,034.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Retirement Income Fund Lifestyle 2

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.51	$7.25	$7.25	$4.76	$4.76	$2.26

Ending value (after expenses)	$1,021.32	$1,017.60	$1,017.60	$1,020.08	$1,020.08	$1,022.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 2	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

16	Retirement Income Fund Lifestyle 2

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Retirement Income Fund Lifestyle 2	17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Retirement Income Fund Lifestyle 2

The fund’s portfolio 2/28/13 (Unaudited)

INVESTMENT COMPANIES (42.6%)*	Shares	Value

iShares MSCI EAFE Index Fund	239	$13,905

Putnam Absolute Return 100 Fund Class Y †††	52,257	533,541

Putnam Absolute Return 300 Fund Class Y †††	123,168	1,319,129

Putnam Absolute Return 500 Fund Class Y †††	201,248	2,296,239

Putnam Absolute Return 700 Fund Class Y †††	29,269	350,055

Putnam Money Market Fund Class A †††	414,250	414,250

Total investment companies (cost $4,889,159)		$4,927,119

COMMON STOCKS (18.1%)*	Shares	Value

Basic materials (0.8%)
Asahi Kasei Corp. (Japan)	1,000	$5,909

Axiall Corp.	19	1,075

BASF SE (Germany)	62	5,834

Bemis Co., Inc.	37	1,382

BHP Billiton, Ltd. (Australia)	93	3,491

CF Industries Holdings, Inc.	19	3,816

Chicago Bridge & Iron Co., NV	44	2,358

Cytec Industries, Inc.	18	1,303

Domtar Corp. (Canada)	16	1,193

Eastman Chemical Co.	46	3,208

Evraz PLC (United Kingdom)	1,599	6,581

Fletcher Building, Ltd. (New Zealand)	736	5,559

Fortune Brands Home & Security, Inc. †	70	2,419

Huntsman Corp.	67	1,154

LyondellBasell Industries NV Class A	87	5,100

Mitsubishi Chemical Holdings Corp. (Japan)	1,000	4,690

Monsanto Co.	120	12,124

Packaging Corp. of America	33	1,379

PPG Industries, Inc.	34	4,578

Rio Tinto PLC (United Kingdom)	164	8,817

Sherwin-Williams Co. (The)	24	3,878

Stora Enso OYJ Class R (Finland)	580	3,879

Valspar Corp.	31	1,910

voestalpine AG (Austria)	48	1,621

W.R. Grace & Co. †	24	1,718

		94,976
Capital goods (0.9%)
ABB, Ltd. (Switzerland)	196	4,454

Aecom Technology Corp. †	52	1,576

Avery Dennison Corp.	46	1,879

BAE Systems PLC (United Kingdom)	1,772	9,547

Ball Corp.	50	2,221

Boeing Co. (The)	198	15,226

Canon, Inc. (Japan)	100	3,627

Cummins, Inc.	62	7,184

Delphi Automotive PLC (United Kingdom) †	118	4,938

Gardner Denver, Inc.	22	1,562

Retirement Income Fund Lifestyle 2	19

COMMON STOCKS (18.1%)* cont.	Shares	Value

Capital goods cont.
General Dynamics Corp.	99	$6,729

Ingersoll-Rand PLC	102	5,370

KBR, Inc.	64	1,945

Leggett & Platt, Inc.	66	2,018

Lockheed Martin Corp.	81	7,128

McDermott International, Inc. †	95	1,208

Northrop Grumman Corp.	83	5,451

Raytheon Co.	108	5,894

Staples, Inc.	275	3,625

Terex Corp. †	51	1,673

Vinci SA (France)	135	6,251

WABCO Holdings, Inc. †	29	1,993

		101,499
Communication services (0.8%)
AT&T, Inc.	202	7,254

Belgacom SA (Belgium)	202	5,637

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	1,545	1,975

Comcast Corp. Class A	510	20,293

Deutsche Telekom AG (Germany)	561	6,017

DISH Network Corp. Class A	81	2,819

France Telecom SA (France)	456	4,405

IAC/InterActiveCorp.	87	3,545

Koninklijke (Royal) KPN NV (Netherlands)	214	724

MetroPCS Communications, Inc. †	174	1,705

NTT DoCoMo, Inc. (Japan)	3	4,640

Telecom Corp. of New Zealand, Ltd. (New Zealand)	2,273	4,549

Telstra Corp., Ltd. (Australia)	654	3,064

tw telecom, inc. †	75	1,899

Verizon Communications, Inc.	484	22,521

Vodafone Group PLC (United Kingdom)	1,457	3,658

		94,705
Conglomerates (0.3%)
AMETEK, Inc.	91	3,807

Bouygues SA (France)	207	5,850

Danaher Corp.	172	10,595

General Electric Co.	423	9,822

Tyco International, Ltd.	159	5,090

		35,164
Consumer cyclicals (2.0%)
Adecco SA (Switzerland)	121	6,902

ADT Corp. (The)	83	3,975

Advance Auto Parts, Inc.	32	2,443

American Eagle Outfitters, Inc.	95	1,965

Asahi Glass Co., Ltd. (Japan)	1,000	6,803

Bayerische Motoren Werke (BMW) AG (Germany)	73	6,735

Bed Bath & Beyond, Inc. †	81	4,597

Big Lots, Inc. †	39	1,299

Chico’s FAS, Inc.	87	1,477

Coach, Inc.	95	4,591

20	Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.1%)* cont.	Shares	Value

Consumer cyclicals cont.
Dai Nippon Printing Co., Ltd. (Japan)	1,000	$8,788

Daimler AG (Registered Shares) (Germany)	42	2,500

Daito Trust Construction Co., Ltd. (Japan)	100	8,953

Dillards, Inc. Class A	18	1,434

Expedia, Inc.	39	2,490

Foot Locker, Inc.	67	2,291

Gannett Co., Inc.	112	2,248

Gap, Inc. (The)	115	3,786

Geberit International AG (Switzerland)	11	2,656

Home Depot, Inc. (The)	295	20,208

Host Hotels & Resorts, Inc. R	429	7,151

Hugo Boss AG (Germany)	42	4,869

Jarden Corp. †	37	2,298

Lear Corp.	46	2,457

Lowe’s Cos., Inc.	324	12,361

Macy’s, Inc.	136	5,590

McGraw-Hill Cos., Inc. (The)	94	4,376

Next PLC (United Kingdom)	110	6,998

O’Reilly Automotive, Inc. †	41	4,171

PetSmart, Inc.	43	2,800

Priceline.com, Inc. †	14	9,626

PulteGroup, Inc. †	149	2,858

Reed Elsevier PLC (United Kingdom)	489	5,263

SJM Holdings, Ltd. (Hong Kong)	2,000	5,003

Swire Pacific, Ltd. Class A (Hong Kong)	500	6,457

TABCORP Holdings, Ltd. (Australia)	2,297	7,442

TJX Cos., Inc. (The)	212	9,534

Total Systems Services, Inc.	172	4,087

URS Corp.	35	1,479

Wal-Mart Stores, Inc.	278	19,677

Wyndham Worldwide Corp.	57	3,434

Wynn Resorts, Ltd.	30	3,507

		227,579
Consumer staples (1.4%)
British American Tobacco (BAT) PLC (United Kingdom)	113	5,887

Coca-Cola Co. (The)	78	3,020

Constellation Brands, Inc. Class A †	49	2,168

CVS Caremark Corp.	237	12,115

General Mills, Inc.	138	6,383

ITOCHU Corp. (Japan)	400	4,615

Japan Tobacco, Inc. (Japan)	100	3,155

JM Smucker Co. (The)	30	2,859

Kao Corp. (Japan)	100	3,197

Kraft Foods Group, Inc.	128	6,204

Liberty Interactive Corp. Class A †	204	4,260

Lorillard, Inc.	96	3,700

Metcash, Ltd. (Australia)	536	2,230

Metro AG (Germany)	206	6,375

Retirement Income Fund Lifestyle 2	21

COMMON STOCKS (18.1%)* cont.	Shares	Value

Consumer staples cont.
Molson Coors Brewing Co. Class B	44	$1,945

Nestle SA (Switzerland)	79	5,513

Philip Morris International, Inc.	257	23,580

Procter & Gamble Co. (The)	373	28,415

Reckitt Benckiser Group PLC (United Kingdom)	26	1,747

Robert Half International, Inc.	61	2,169

Sumitomo Corp. (Japan)	200	2,446

Swedish Match AB (Sweden)	163	5,337

Tesco PLC (United Kingdom)	1,072	6,003

Unilever NV ADR (Netherlands)	212	8,203

Unilever PLC (United Kingdom)	63	2,506

Walgreen Co.	181	7,410

Woolworths, Ltd. (Australia)	108	3,842

		165,284
Energy (1.6%)
Alpha Natural Resources, Inc. †	98	782

BP PLC (United Kingdom)	1,763	11,873

Cabot Oil & Gas Corp.	65	4,028

Chevron Corp.	74	8,669

ConocoPhillips	270	15,647

Cosmo Oil Co., Ltd. (Japan)	2,000	4,712

Exxon Mobil Corp.	265	23,731

Helmerich & Payne, Inc.	35	2,319

HollyFrontier Corp.	64	3,597

Marathon Petroleum Corp.	91	7,542

Occidental Petroleum Corp.	177	14,572

Oceaneering International, Inc.	38	2,416

Oil States International, Inc. †	21	1,599

ONEOK, Inc.	72	3,239

Peabody Energy Corp.	89	1,919

Phillips 66	152	9,570

Royal Dutch Shell PLC Class A (United Kingdom)	337	11,095

Royal Dutch Shell PLC Class B (United Kingdom)	143	4,824

Schlumberger, Ltd.	255	19,852

Seadrill, Ltd. (Norway)	90	3,265

Tesoro Corp.	50	2,812

TonenGeneral Sekiyu KK (Japan)	1,000	9,918

Total SA (France)	152	7,596

Valero Energy Corp.	151	6,884

		182,461
Financials (5.7%)
Alexandria Real Estate Equities, Inc. R	93	6,616

Alleghany Corp. †	9	3,401

Allied World Assurance Co. Holdings AG	24	2,107

American Campus Communities, Inc. R	269	12,159

American Capital Agency Corp. R	88	2,791

American Financial Group, Inc.	55	2,418

American International Group, Inc. †	281	10,681

AMP, Ltd. (Australia)	1,244	6,947

22	Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.1%)* cont.	Shares	Value

Financials cont.
Aon PLC	146	$8,919

Apartment Investment & Management Co. Class A R	17	504

Associated Banc-Corp.	121	1,741

AvalonBay Communities, Inc. R	97	12,109

Aviva PLC (United Kingdom)	901	4,857

Axis Capital Holdings, Ltd.	68	2,770

Baloise Holding AG (Switzerland)	26	2,330

Banco Santander Central Hispano SA (Spain)	492	3,733

Banque Cantonale Vaudoise (BCV) (Switzerland)	4	2,277

Bendigo and Adelaide Bank, Ltd. (Australia)	297	3,009

Berkshire Hathaway, Inc. Class B †	42	4,291

Boston Properties, LP R	157	16,309

Brandywine Realty Trust R	280	3,850

BRE Properties R	7	340

CaixaBank (Spain)	1,031	4,223

Camden Property Trust R	194	13,413

Chimera Investment Corp. R	324	966

CIT Group, Inc. †	105	4,395

Citigroup, Inc.	35	1,469

City National Corp.	31	1,761

CNP Assurances (France)	413	6,137

Commonwealth Bank of Australia (Australia)	97	6,657

CoreLogic, Inc. †	128	3,316

Cousins Properties, Inc. R	568	5,521

Digital Realty Trust, Inc. R	63	4,220

Discover Financial Services	158	6,088

Douglas Emmett, Inc. R	216	5,294

Duke Realty Corp. R	68	1,099

DuPont Fabros Technology, Inc. R	133	3,080

EastGroup Properties, Inc. R	83	4,715

Eaton Vance Corp.	71	2,711

Equity Residential Trust R	416	22,897

Essex Property Trust, Inc. R	12	1,788

Extra Space Storage, Inc. R	190	7,114

Federal Realty Investment Trust R	132	14,020

Fidelity National Financial, Inc. Class A	133	3,317

Fifth Third Bancorp	422	6,684

General Growth Properties R	688	13,168

Genworth Financial, Inc. Class A †	315	2,690

Goldman Sachs Group, Inc. (The)	115	17,222

Government Properties Income Trust R	109	2,884

Hatteras Financial Corp. R	33	881

HCP, Inc. R	466	22,778

Health Care REIT, Inc. R	229	14,688

Highwoods Properties, Inc. R	131	4,782

Hospitality Properties Trust R	263	7,022

HSBC Holdings, PLC (United Kingdom)	906	10,039

Investment AB Kinnevik Class B (Sweden)	378	8,623

Retirement Income Fund Lifestyle 2	23

COMMON STOCKS (18.1%)* cont.	Shares	Value

Financials cont.
JPMorgan Chase & Co.	575	$28,129

Kimco Realty Corp. R	665	14,477

Liberty Property Trust R	26	1,009

Macerich Co. (The) R	62	3,727

Medical Properties Trust, Inc. R	384	5,576

Nasdaq OMX Group, Inc. (The)	86	2,723

Natixis (France)	1,178	4,914

Northern Trust Corp.	85	4,519

PartnerRe, Ltd.	38	3,391

PNC Financial Services Group, Inc.	147	9,171

Popular, Inc. (Puerto Rico) †	72	2,010

Prologis, Inc. R	309	12,032

Protective Life Corp.	56	1,788

Public Storage R	182	27,520

Ramco-Gershenson Properties Trust R	409	6,462

Realty Income Corp. R	48	2,191

Regency Centers Corp. R	21	1,089

Resona Holdings, Inc. (Japan)	900	4,124

Retail Opportunity Investments Corp. R	446	5,758

RSA Insurance Group PLC (United Kingdom)	2,535	4,635

Select Income REIT R	169	4,700

Senior Housing Properties Trust R	24	602

Simon Property Group, Inc. R	355	56,395

SL Green Realty Corp. R	119	9,713

Sovran Self Storage, Inc. R	80	4,867

STAG Industrial, Inc. R	164	3,478

State Street Corp.	146	8,262

Stockland (Units) (Australia) R	1,645	6,307

Sumitomo Mitsui Financial Group, Inc. (Japan)	100	4,000

Svenska Handelsbanken AB Class A (Sweden)	218	9,419

Synovus Financial Corp.	567	1,440

Tanger Factory Outlet Centers R	30	1,059

Taubman Centers, Inc. R	14	1,074

Toronto-Dominion Bank (The) (Canada)	41	3,374

Tryg A/S (Denmark)	33	2,657

UDR, Inc. R	100	2,386

Validus Holdings, Ltd.	66	2,352

Vornado Realty Trust R	252	20,213

Wells Fargo & Co.	126	4,420

Westpac Banking Corp. (Australia)	342	10,727

Wing Hang Bank, Ltd. (Hong Kong)	500	5,551

Zurich Insurance Group AG (Switzerland)	14	3,827

		661,889
Health care (2.0%)
AmerisourceBergen Corp.	124	5,853

Amgen, Inc.	140	12,797

AstraZeneca PLC (United Kingdom)	166	7,529

Bristol-Myers Squibb Co.	319	11,793

24	Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.1%)* cont.	Shares	Value

Health care cont.
Celgene Corp. †	90	$9,286

CIGNA Corp.	130	7,600

Eli Lilly & Co.	197	10,768

Gilead Sciences, Inc. †	284	12,130

GlaxoSmithKline PLC (United Kingdom)	225	4,960

HCA Holdings, Inc.	92	3,412

Johnson & Johnson	92	7,002

McKesson Corp.	99	10,507

Merck & Co., Inc.	46	1,966

Novartis AG (Switzerland)	96	6,502

Omega Healthcare Investors, Inc. R	248	6,942

Orion OYJ Class B (Finland)	159	4,695

Pfizer, Inc.	1,024	28,027

Roche Holding AG-Genusschein (Switzerland)	25	5,700

Sabra Health Care REIT, Inc. R	229	6,052

Salix Pharmaceuticals, Ltd. †	26	1,270

Sanofi (France)	67	6,326

St. Jude Medical, Inc.	151	6,191

Takeda Pharmaceutical Co., Ltd. (Japan)	200	10,343

United Therapeutics Corp. †	24	1,435

Ventas, Inc. R	269	19,040

Warner Chilcott PLC Class A	89	1,202

WellPoint, Inc.	143	8,892

Zimmer Holdings, Inc.	85	6,372

		224,592
Technology (1.8%)
Accenture PLC Class A	199	14,798

AOL, Inc. †	115	4,244

Apple, Inc.	94	41,492

Avnet, Inc. †	62	2,189

BMC Software, Inc. †	115	4,608

Broadcom Corp. Class A	124	4,230

Brocade Communications Systems, Inc. †	262	1,470

Cap Gemini SA (France)	54	2,653

Cisco Systems, Inc.	818	17,055

Cypress Semiconductor Corp. †	117	1,232

EMC Corp. †	366	8,422

Google, Inc. Class A †	20	16,024

IBM Corp.	41	8,234

L-3 Communications Holdings, Inc.	38	2,898

Lam Research Corp. †	61	2,580

Lexmark International, Inc. Class A	52	1,145

Marvell Technology Group, Ltd.	207	2,091

Microsoft Corp.	764	21,239

Nokia OYJ (Finland)	1,026	3,736

NVIDIA Corp.	198	2,507

Oracle Corp.	710	24,325

Riverbed Technology, Inc. †	86	1,314

Retirement Income Fund Lifestyle 2	25

COMMON STOCKS (18.1%)* cont.	Shares	Value

Technology cont.
Rockwell Automation, Inc.	51	$4,607

Symantec Corp. †	357	8,368

Teradyne, Inc. †	95	1,592

Western Digital Corp.	67	3,160

		206,213
Transportation (0.2%)
ComfortDelgro Corp., Ltd. (Singapore)	2,000	3,095

Delta Air Lines, Inc. †	320	4,566

Deutsche Post AG (Germany)	120	2,690

Japan Airlines Co., Ltd. (Japan) †	100	4,747

Southwest Airlines Co.	295	3,452

Sydney Airport (Australia)	1,669	5,405

Wabtec Corp.	23	2,249

Yangzijiang Shipbuilding Holdings, Ltd. (China)	3,000	2,339

		28,543
Utilities and power (0.6%)
AES Corp.	240	2,789

American Electric Power Co., Inc.	144	6,738

American Water Works Co., Inc.	64	2,525

Chubu Electric Power Co., Inc. (Japan)	300	3,760

CMS Energy Corp.	100	2,661

DTE Energy Co.	59	3,941

Enel SpA (Italy)	1,009	3,653

Energias de Portugal (EDP) SA (Portugal)	565	1,695

Entergy Corp.	60	3,736

Hokuriku Electric Power Co. (Japan)	300	3,439

Kinder Morgan, Inc.	136	5,042

OGE Energy Corp.	37	2,143

PG&E Corp.	132	5,628

PPL Corp.	180	5,548

Red Electrica Corporacion SA (Spain)	89	4,924

RWE AG (Preference) (Germany)	134	4,803

Snam SpA (Italy)	835	3,961

UGI Corp.	47	1,684

		68,670

Total common stocks (cost $1,859,983)		$2,091,575

26	Retirement Income Fund Lifestyle 2

U.S. TREASURY OBLIGATIONS (13.7%)*	Principal amount	Value

U.S. Treasury Bonds 7 7/8s, February 15, 2021	$44,000	$65,525

U.S. Treasury Notes
3 5/8s, February 15, 2021	34,000	39,557
3 1/2s, February 15, 2018	6,000	6,801
3 1/8s, October 31, 2016	190,000	208,169
2 3/4s, December 31, 2017	283,000	310,305
2 5/8s, April 30, 2016	95,000	101,650
2 5/8s, February 29, 2016	98,000	104,612
2 3/8s, August 31, 2014	38,000	39,228
2s, January 31, 2016	73,000	76,491
1 5/8s, August 15, 2022	64,000	62,959
1 3/8s, May 15, 2013	187,000	187,482
1 1/8s, December 31, 2019	147,000	146,178
1s, August 31, 2016	236,000	240,447

Total U.S. treasury obligations (cost $1,552,969)		$1,589,404

CORPORATE BONDS AND NOTES (3.4%)*	Principal amount	Value

Basic materials (0.4%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$5,000	$4,819

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	5,000	5,280

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9 3/8s, 2019	5,000	6,438

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	5,000	6,250

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	5,000	5,218

International Paper Co. sr. unsec. notes 9 3/8s, 2019	2,000	2,743

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	2,000	2,038

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	5,000	6,110

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	5,000	6,120

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)	5,000	5,332

		50,348
Capital goods (0.1%)
Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	5,000	5,040

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	5,000	5,376

		10,416
Communication services (0.7%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,971

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	9,000	10,965

CC Holdings GS V, LLC 144A company guaranty sr. notes
3.849s, 2023	5,000	5,025

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	3,000	3,518

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	10,000	13,558

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	5,000	5,841

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	5,000	5,821

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,220

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,601

Retirement Income Fund Lifestyle 2	27

CORPORATE BONDS AND NOTES (3.4%)* cont.	Principal amount	Value

Communication services cont.
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	$4,000	$4,625

Telecom Italia Capital SA company guaranty sr. unsec. unsub.
notes 6.175s, 2014 (Italy)	5,000	5,218

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2041	10,000	10,432

		80,795
Consumer cyclicals (0.3%)
ADT Corp. (The) 144A company guaranty sr. unsec. notes
4 7/8s, 2042	2,000	1,901

ADT Corp. (The) 144A company guaranty sr. unsec. notes
3 1/2s, 2022	3,000	2,939

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	2,000	2,205

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	5,000	5,555

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	6,441

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	5,000	5,167

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	5,000	5,257

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	5,000	5,259

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	5,000	5,133

		39,857
Consumer staples (0.3%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	10,000	9,805

Diageo Investment Corp. company guaranty sr. unsec. unsub.
notes 4 1/4s, 2042	5,000	5,181

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	5,000	5,388

Mondelez International, Inc. sr. unsec. notes 6 1/2s, 2017	5,000	6,051

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	5,000	5,731

		32,156
Energy (0.3%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	5,000	5,755

Cenovus Energy, Inc. sr. unsec. unsub. notes 3s, 2022 (Canada)	5,000	5,000

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000	5,227

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	5,000	5,603

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	5,000	5,876

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	5,000	7,247

		34,708
Financials (0.5%)
American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	4,000	5,285

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	7,000	8,570

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	4,000	3,860

28	Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (3.4%)* cont.	Principal amount	Value

Financials cont.
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	$5,000	$6,359

Genworth Financial, Inc. sr. unsec. unsub. notes 7.7s, 2020	5,000	5,852

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	7,000	7,319

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	5,000	5,763

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	5,000	5,069

Royal Bank of Scotland PLC (The) sr. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	5,000	5,899

Willis Group Holdings, Ltd. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	5,000	5,618

		59,594
Health care (0.1%)
Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,165

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	5,000	5,048

		7,213
Technology (0.1%)
Xerox Corp. sr. unsec. notes 6.35s, 2018	5,000	5,812

		5,812
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	5,000	5,204

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	5,000	5,130

		10,334
Utilities and power (0.5%)
Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	5,000	5,190

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	5,000	5,206

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	5,000	6,531

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	5,000	5,769

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	5,000	5,103

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	5,996

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	5,000	6,274

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	10,000	10,470

Texas-New Mexico Power Co. 144A 1st mtge. bonds
9 1/2s, 2019	5,000	6,794

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	5,000	5,187

		62,520

Total corporate bonds and notes (cost $372,895)		$393,753

Retirement Income Fund Lifestyle 2	29

CONVERTIBLE BONDS AND NOTES (2.7%)*	Principal amount	Value

Basic materials (0.1%)
CEMEX SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	$4,000	$4,660

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	4,000	4,490

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	5,000	5,250

		14,400
Capital goods (0.2%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	5,000	6,294

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	5,000	5,850

Icahn Enterprises LP/Icahn Enterprises Finance Corp. cv. sr.
unsec. notes FRN 4s, 2013	5,000	5,038

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	4,000	4,013

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	4,000	4,768

		25,963
Communication services (0.3%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	1,000	1,088

Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	5,000	12,975

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	8,000	7,980

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
6 1/2s, 2016	5,000	6,603

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	7,000	105

		28,751
Consumer cyclicals (0.7%)
Callaway Golf Co. 144A cv. sr. unsec. bonds 3 3/4s, 2019	3,000	3,247

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	4,000	4,353

Cenveo Corp. 144A cv. company guaranty sr. unsec.
notes 7s, 2017	3,000	2,642

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	6,000	9,390

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	6,000	6,379

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	13,000	6,833

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/8s, 2023	9,000	13,602

Live Nation Entertainment, Inc. cv. sr. unsec. notes 2 7/8s, 2027	4,000	4,015

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	11,000	11,839

Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes
1 5/8s, 2018	3,000	4,037

Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	3,000	3,741

Toll Brothers, Inc. 144A cv. company guaranty sr. unsec.
notes 1/2s, 2032	4,000	4,162

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	1,000	2,045

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	4,000	7,155

		83,440
Consumer staples (0.1%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	3,000	3,394

Vector Group Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	5,000	5,656

		9,050

30	Retirement Income Fund Lifestyle 2

CONVERTIBLE BONDS AND NOTES (2.7%)* cont.	Principal amount	Value

Energy (0.3%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	$15,000	$13,181

Endeavour International Corp. cv. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2016	3,000	1,448

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	6,000	5,869

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	6,000	5,096

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	4,000	4,530

		30,124
Financials (0.4%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	8,000	8,662

Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	2,000	2,033

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	3,000	3,272

Jefferies Group, LLC cv. sr. unsec. notes 3 7/8s, 2029	6,000	6,075

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014 R	6,000	5,655

PHH Corp. cv. sr. unsec. notes 4s, 2014	6,000	6,611

RAIT Financial Trust cv. sr. unsec. unsub. notes 7s, 2031 R	3,000	3,495

Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.55s, 2018 R	3,000	3,218

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	5,000	5,613

		44,634
Health care (0.2%)
Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	1,000	961

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2013 (China) (In default) † F	5,000	400

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	3,000	210

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	7,000	5,775

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	7,000	7,280

LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s, 2014	4,000	4,213

Opko Health, Inc. 144A cv. sr. unsec. notes 3s, 2033	2,000	2,030

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	5,000	6,938

		27,807
Technology (0.4%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	5,000	4,788

Micron Technology, Inc. 144A cv. sr. unsec. notes 1 5/8s, 2033	10,000	10,500

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	3,000	3,390

Safeguard Scientifics, Inc. 144A cv. sr. unsec. notes 5 1/4s, 2018	11,000	11,853

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	6,000	7,388

TeleCommunication Systems, Inc. 144A cv. sr. unsec. notes
4 1/2s, 2014	5,000	4,809

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	3,000	2,993

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes 1/4s, 2041	5,000	4,484

		50,205
Transportation (—%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	4,000	1,405

		1,405

Total convertible bonds and notes (cost $317,105)		$315,779

Retirement Income Fund Lifestyle 2	31

CONVERTIBLE PREFERRED STOCKS (2.1%)*	Shares	Value

Basic materials (0.1%)
ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France) †	280	$6,535

		6,535
Capital goods (0.1%)
United Technologies Corp. $3.75 cv. pfd.	230	13,398

		13,398
Communication services (0.1%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	180	8,370

Iridium Communications, Inc. 144A $7.00 cv. pfd.	26	2,405

		10,775
Consumer cyclicals (0.3%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	374	9,731

General Motors Co. Ser. B, $2.375 cv. pfd.	395	16,553

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	6	6,994

Stanley Black & Decker, Inc. $4.75 cv. pfd.	62	7,775

		41,053
Consumer staples (0.1%)
Bunge, Ltd. $4.875 cv. pfd.	43	4,526

Post Holdings, Inc. 144A $3.75 cv. pfd. †	29	2,936

		7,462
Energy (0.1%)
Apache Corp. Ser. D, $3.00 cv. pfd.	88	3,825

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	12	12,443

		16,268
Financials (0.8%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	269	7,297

AMG Capital Trust II $2.575 cv. pfd.	183	9,470

Bank of America Corp. Ser. L, 7.25% cv. pfd.	19	22,800

EPR Properties Ser. C, $1.44 cv. pfd.	321	7,206

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	140	8,389

Huntington Bancshares Ser. A, 8.50% cv. pfd.	6	7,620

MetLife, Inc. $3.75 cv. pfd.	190	8,921

Oriental Financial Group 144A Ser. C, 8.75% cv. pfd. (Puerto Rico)	4	6,012

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	9	11,401

Wintrust Financial Corp. $3.75 cv. pfd.	77	4,187

		93,303
Health care (0.1%)
HealthSouth Corp. Ser. A, 6.50% cv. pfd.	6	6,889

		6,889
Transportation (0.1%)
Continental Financial Trust II $3.00 cv. pfd.	109	4,673

Genesee & Wyoming, Inc. $5.00 cv. pfd.	54	6,812

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	578	6,994

		18,479
Utilities and power (0.3%)
AES Trust III $3.375 cv. pfd.	178	8,972

El Paso Energy Capital Trust I $2.375 cv. pfd.	177	9,857

NextEra Energy, Inc. $2.799 cv. pfd.	106	5,467

PPL Corp. $4.375 cv. pfd.	150	8,261

		32,557

Total convertible preferred stocks (cost $233,514)		$246,719

32	Retirement Income Fund Lifestyle 2

MORTGAGE-BACKED SECURITIES (0.9%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust FRB Ser. 05-1,
Class A4, 5.08s, 2042	$20,000	$21,026

Banc of America Commercial Mortgage, Inc.
Ser. 06-4, Class A2, 5.522s, 2046	8,681	8,681
Ser. 06-5, Class A3, 5.39s, 2047	20,000	20,953

CWCapital Cobalt Ser. 07-C3, Class A2, 5.712s, 2046	2,014	2,013

GS Mortgage Securities Corp. II Ser. 05-GG4, Class A3,
4.607s, 2039	850	855

JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 07-LD11, Class A2, 5.805s, 2049	16,148	16,528

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.32s, 2049	6,175	6,144

Morgan Stanley Capital I Trust FRB Ser. 07-HQ12, Class A2FX,
5.587s, 2049	20,863	21,447

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34,
Class A2, 5.569s, 2046	11,202	11,575

Total mortgage-backed securities (cost $108,693)		$109,222

SHORT-TERM INVESTMENTS (15.9%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.10% L	1,842,617	$1,842,617

U.S. Treasury Bills with effective yields ranging from 0.169%
to 0.171%, October 17, 2013 #	$3,000	2,997

Total short-term investments (cost $1,845,614)		$1,845,614

TOTAL INVESTMENTS

Total investments (cost $11,179,932)		$11,519,185

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $11,572,636.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

††† Affiliated company (Note 6).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Retirement Income Fund Lifestyle 2	33

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $3,356,215 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $87,971) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC

	Euro	Sell	3/20/13	$2,742	$2,866	$124

	Hong Kong Dollar	Sell	5/15/13	619	617	(2)

	Norwegian Krone	Buy	3/20/13	4,474	4,690	(216)

	Singapore Dollar	Buy	5/15/13	1,373	1,373	—

	Swedish Krona	Sell	3/20/13	93	95	2

	Citibank, N.A.

	Australian Dollar	Sell	4/17/13	3,665	3,691	26

	Danish Krone	Buy	3/20/13	3,503	3,717	(214)

	Japanese Yen	Buy	5/15/13	4,817	4,787	30

	Singapore Dollar	Buy	5/15/13	4,683	4,685	(2)

	Swedish Krona	Sell	3/20/13	6,121	6,159	38

	Credit Suisse International

	Australian Dollar	Sell	4/17/13	4,072	4,144	72

	New Zealand Dollar	Sell	4/17/13	9,562	9,770	208

	Swiss Franc	Buy	3/20/13	10,137	10,499	(362)

	Deutsche Bank AG

	Euro	Buy	3/20/13	1,698	1,757	(59)

	Goldman Sachs International

	Australian Dollar	Sell	4/17/13	2,138	2,176	38

HSBC Bank USA, National Association

	Euro	Buy	3/20/13	3,134	3,276	(142)

	JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	4/17/13	814	829	15

	British Pound	Sell	3/20/13	152	158	6

	Euro	Buy	3/20/13	7,834	7,798	36

	State Street Bank and Trust Co.

	Israeli Shekel	Sell	4/17/13	430	432	2

	Swiss Franc	Sell	3/20/13	3,521	3,546	25

	UBS AG

	British Pound	Sell	3/20/13	5,158	5,207	49

	Japanese Yen	Sell	5/15/13	799	801	2

	Norwegian Krone	Sell	3/20/13	3,360	3,523	163

	WestPac Banking Corp.

	British Pound	Buy	3/20/13	1,365	1,375	(10)

	Total					$(171)

34	Retirement Income Fund Lifestyle 2

FUTURES CONTRACTS OUTSTANDING at 2/28/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	1	$143,781	Jun-13	$334

U.S. Treasury Bond Ultra 30 yr (Long)	1	158,000	Jun-13	(682)

U.S. Treasury Note 2 yr (Long)	2	440,938	Jun-13	(4)

U.S. Treasury Note 5 yr (Short)	5	619,922	Jun-13	(282)

U.S. Treasury Note 10 yr (Long)	2	263,094	Jun-13	(488)

Total				$(1,122)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/13 (Unaudited)

					Fixed payments
		Upfront		Termi-	received	Unrealized
Swap counterparty /		premium	Notional	nation	by fund	appreciation/
Referenced debt*	Rating***	paid**	amount	date	per annum	(depreciation)

Credit Suisse International
DJ CDX NA IG Series
19 Index	BBB+/P	$(1,660)	$330,000	12/20/17	100 bp	$1,001

JPMorgan Chase Bank N.A.
DJ CDX EM Series 15
Version 1 Index	BB+/P	(50,000)	400,000	6/20/16	500 bp	(13,329)

DJ CDX NA HY Series
19 Index	B+/P	(16,250)	1,000,000	12/20/17	500 bp	21,600

Total						$9,272

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2013. Securities rated by Putnam are indicated by “/P.”

Retirement Income Fund Lifestyle 2	35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$48,595	$46,381	$—

Capital goods	77,620	23,879	—

Communication services	60,036	34,669	—

Conglomerates	29,314	5,850	—

Consumer cyclicals	148,210	79,369	—

Consumer staples	104,228	61,056	—

Energy	129,178	53,283	—

Financials	546,896	114,993	—

Health care	178,537	46,055	—

Technology	199,824	6,389	—

Transportation	10,267	18,276	—

Utilities and power	42,435	26,235	—

Total common stocks	1,575,140	516,435	—

Convertible bonds and notes	—	315,169	610

Convertible preferred stocks	13,398	233,321	—

Corporate bonds and notes	—	393,753	—

Investment companies	4,927,119	—	—

Mortgage-backed securities	—	109,222	—

U.S. treasury obligations	—	1,589,404	—

Short-term investments	1,842,617	2,997	—

Totals by level	$8,358,274	$3,160,301	$610

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(171)	$—

Futures contracts	(1,122)	—	—

Credit default contracts	—	77,182	—

Totals by level	$(1,122)	$77,011	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

36	Retirement Income Fund Lifestyle 2

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,460,956)	$4,763,354
Affiliated issuers (identified cost $6,718,976) (Note 6)	6,755,831

Foreign currency (cost $171) (Note 1)	174

Dividends, interest and other receivables	19,788

Receivable for shares of the fund sold	12

Receivable for investments sold	4,097

Receivable from Manager (Note 2)	22,965

Unrealized appreciation on OTC swap contracts (Note 1)	22,601

Premium paid on OTC swap contracts (Note 1)	67,910

Unrealized appreciation on forward currency contracts (Note 1)	836

Total assets	11,657,568

LIABILITIES

Payable to custodian	8,631

Payable for investments purchased	6,001

Payable for shares of the fund repurchased	43

Payable for custodian fees (Note 2)	13,143

Payable for investor servicing fees (Note 2)	1,596

Payable for Trustee compensation and expenses (Note 2)	247

Payable for administrative services (Note 2)	77

Payable for distribution fees (Note 2)	4,739

Payable for auditing and tax fees	26,030

Payable for reports to shareholders	9,825

Unrealized depreciation on OTC swap contracts (Note 1)	13,329

Unrealized depreciation on forward currency contracts (Note 1)	1,007

Other accrued expenses	264

Total liabilities	84,932

Net assets	$11,572,636

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,178,728

Undistributed net investment income (Note 1)	6,590

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	40,148

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	347,170

Total — Representing net assets applicable to capital shares outstanding	$11,572,636

(Continued on next page)

Retirement Income Fund Lifestyle 2	37

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,889,581 divided by 1,053,304 shares)	$10.34

Offering price per class A share (100/96.00 of $10.34)*	$10.77

Net asset value and offering price per class B share ($176,929 divided by 17,199 shares)**	$10.29

Net asset value and offering price per class C share ($126,591 divided by 12,305 shares)**	$10.29

Net asset value and redemption price per class M share ($126,658 divided by 12,260 shares)	$10.33

Offering price per class M share (100/96.75 of $10.33)†	$10.68

Net asset value, offering price and redemption price per class R share
($103,374 divided by 10,003 shares)	$10.33

Net asset value, offering price and redemption price per class Y share
($149,503 divided by 14,458 shares)	$10.34

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38	Retirement Income Fund Lifestyle 2

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $597) (including dividend income of $50,088
from investments in affiliated issuers) (Note 6)	$87,804

Interest (including interest income of $1,254 from investments in affiliated issuers) (Note 6)	25,035

Total investment income	112,839

EXPENSES

Compensation of Manager (Note 2)	17,086

Investor servicing fees (Note 2)	4,649

Custodian fees (Note 2)	11,963

Trustee compensation and expenses (Note 2)	282

Distribution fees (Note 2)	15,135

Administrative services (Note 2)	110

Reports to shareholders	12,448

Auditing and tax fees	26,783

Other	730

Fees waived and reimbursed by Manager (Note 2)	(48,855)

Total expenses	40,331

Expense reduction (Note 2)	(3)

Net expenses	40,328

Net investment income	72,511

Net realized gain on investments (including net realized loss of $2,004 on sales of investments
in affiliated issuers) (Notes 1, 3 and 6)	23,466

Net realized gain on swap contracts (Note 1)	93,109

Net realized loss on futures contracts (Note 1)	(4,081)

Net realized gain on foreign currency transactions (Note 1)	1,862

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,096)

Net unrealized appreciation of investments, futures contracts and swap contracts
during the period	188,020

Net gain on investments	301,280

Net increase in net assets resulting from operations	$373,791

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	39

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income	$72,511	$141,189

Net realized gain on investments
and foreign currency transactions	114,356	75,747

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	186,924	431,017

Net increase in net assets resulting from operations	373,791	647,953

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(57,417)	(226,544)

Class B	(505)	(2,820)

Class C	(356)	(1,770)

Class M	(526)	(2,535)

Class R	(430)	(2,041)

Class Y	(933)	(2,605)

Net realized short-term gain on investments

Class A	(89,067)	—

Class B	(1,479)	—

Class C	(1,044)	—

Class M	(1,040)	—

Class R	(850)	—

Class Y	(1,216)	—

From net realized long-term gain on investments
Class A	(9,431)	—

Class B	(157)	—

Class C	(110)	—

Class M	(110)	—

Class R	(90)	—

Class Y	(128)	—

Increase from capital share transactions (Note 4)	669,455	289,101

Total increase in net assets	878,357	698,739

NET ASSETS

Beginning of period	10,694,279	9,995,540

End of period (including undistributed net investment
income of $6,590 and distributions in excess of net
investment income of $5,754, respectively)	$11,572,636	$10,694,279

* Unaudited

The accompanying notes are an integral part of these financial statements.

40	Retirement Income Fund Lifestyle 2

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Retirement Income Fund Lifestyle 2	41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d,e]	(%) [d]	(%)

Class A
February 28, 2013 **	$10.15	.07 [f]	.27	.34	(.06)	(.09)	(.15)	$10.34	3.37 *	$10,890	.35 *	.65 *[f]	13 *
August 31, 2012	9.75	.14 [g]	.49	.63	(.23)	—	(.23)	10.15	6.62	10,110.70		1.40 [g]	36
August 31, 2011†	10.00	.01	(.26)	(.25)	—	—	—	9.75	(2.50) *	9,431	.15 *	.08 *	11 *

Class B
February 28, 2013 **	$10.11	.03 [f]	.27	.30	(.03)	(.09)	(.12)	$10.29	3.02 *	$177	.72 *	.30 *[f]	13 *
August 31, 2012	9.74	.06 [g]	.49	.55	(.18)	—	(.18)	10.11	5.73	156	1.45	.66 [g]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60) *	153	.32 *	(.09) *	11 *

Class C
February 28, 2013 **	$10.11	.03 [f]	.27	.30	(.03)	(.09)	(.12)	$10.29	3.02 *	$127	.72 *	.29 *[f]	13 *
August 31, 2012	9.74	.06 [g]	.49	.55	(.18)	—	(.18)	10.11	5.73	101	1.45	.65 [g]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60) *	98	.32 *	(.09) *	11 *

Class M
February 28, 2013 **	$10.14	.05 [f]	.27	.32	(.04)	(.09)	(.13)	$10.33	3.25 *	$127	.47 *	.52 *[f]	13 *
August 31, 2012	9.75	.11 [g]	.49	.60	(.21)	—	(.21)	10.14	6.27	124.95		1.15 [g]	36
August 31, 2011†	10.00	— [h]	(.25)	(.25)	—	—	—	9.75	(2.50) *	119	.21 *	.02 *	11 *

Class R
February 28, 2013 **	$10.14	.05 [f]	.27	.32	(.04)	(.09)	(.13)	$10.33	3.25 *	$103	.47 *	.52 *[f]	13 *
August 31, 2012	9.75	.11 [g]	.48	.59	(.20)	—	(.20)	10.14	6.22	101.95		1.15 [g]	36
August 31, 2011†	10.00	— [h]	(.25)	(.25)	—	—	—	9.75	(2.50) *	97	.21 *	.02 *	11*

Class Y
February 28, 2013 **	$10.15	.08 [f]	.27	.35	(.07)	(.09)	(.16)	$10.34	3.49 *	$150	.22 *	.80 *[f]	13 *
August 31, 2012	9.76	.16 [g]	.49	.65	(.26)	—	(.26)	10.15	6.82	102.45		1.66 [g]	36
August 31, 2011†	10.00	.01	(.25)	(.24)	—	—	—	9.76	(2.40) *	98	.10 *	.13 *	11 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2	43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2013	0.43%

August 31, 2012	2.03

August 31, 2011	1.04

e Expense ratios do not include expenses of the underlying funds.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.02	0.21%

Class B	0.02	0.22

Class C	0.02	0.21

Class M	0.02	0.21

Class R	0.02	0.21

Class Y	0.02	0.22

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.06	0.64%

Class B	0.06	0.65

Class C	0.06	0.64

Class M	0.06	0.64

Class R	0.06	0.64

Class Y	0.06	0.64

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44	Retirement Income Fund Lifestyle 2

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term fixed income funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

Retirement Income Fund Lifestyle 2	45

securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

46	Retirement Income Fund Lifestyle 2

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the

Retirement Income Fund Lifestyle 2	47

protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $425 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some

48	Retirement Income Fund Lifestyle 2

cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $11,186,667, resulting in gross unrealized appreciation and depreciation of $427,139 and $94,621, respectively, or net unrealized appreciation of $332,518.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,975 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $45,880 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Retirement Income Fund Lifestyle 2	49

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,379	Class R	42

Class B	70	Class Y	56

Class C	50	Total	$4,649

Class M	52

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$13,132	Class M	310

Class B	835	Class R	254

Class C	604	Total	$15,135

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $364 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

50	Retirement Income Fund Lifestyle 2

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,936,789 and $1,229,598, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $208,310 and no monies, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	67,350	$689,283	39,662	$392,051

Shares issued in connection with
reinvestment of distributions	1,348	13,671	1,679	16,178

	68,698	702,954	41,341	408,229

Shares repurchased	(11,750)	(120,236)	(11,861)	(117,116)

Net increase	56,948	$582,718	29,480	$291,113

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	2,144	$21,518	486	$4,705

Shares issued in connection with
reinvestment of distributions	90	910	110	1,050

	2,234	22,428	596	5,755

Shares repurchased	(482)	(4,925)	(811)	(7,974)

Net increase (decrease)	1,752	$17,503	(215)	$(2,219)

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	4,230	$43,134	—	$—

Shares issued in connection with
reinvestment of distributions	28	280	—	—

	4,258	43,414	—	—

Shares repurchased	(1,953)	(19,825)	(51)	(498)

Net increase (decrease)	2,305	$23,589	(51)	$(498)

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	30	305	50	485

	30	305	50	485

Shares repurchased	—	—	—	—

Net increase	30	$305	50	$485

Retirement Income Fund Lifestyle 2	51

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	3	30

	—	—	3	30

Shares repurchased	—	—	—	—

Net increase	—	$—	3	$30

	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,378	$44,733	—	$—

Shares issued in connection with
reinvestment of distributions	64	650	20	190

	4,442	45,383	20	190

Shares repurchased	(4)	(43)	—	—

Net increase	4,438	$45,340	20	$190

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	950,985	90.29%	$9,833,185

Class B	10,000	58.14	102,900

Class C	10,000	81.27	102,900

Class M	10,003	81.59	103,331

Class R	10,003	100.00	103,374

Class Y	10,020	69.30	103,607

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Futures contracts (number of contracts)	11

Forward currency contracts (contract amount)	$140,000

OTC credit default swap contracts (notional)	$1,700,000

52	Retirement Income Fund Lifestyle 2

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$77,182	Payables	$—

Foreign exchange
contracts	Receivables	836	Payables	1,007

	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	334*	depreciation	1,456*

Total		$78,352		$2,463

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$93,109	$93,109

Foreign exchange contracts	—	1,874	—	$1,874

Interest rate contracts	(4,081)	—	—	$(4,081)

Total	$(4,081)	$1,874	$93,109	$90,902

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$(6,793)	$(6,793)

Foreign exchange contracts	—	(1,034)	—	$(1,034)

Interest rate contracts	(1,078)	—	—	$(1,078)

Total	$(1,078)	$(1,034)	$(6,793)	$(8,905)

Retirement Income Fund Lifestyle 2	53

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$1,893,584	$264,106	$2,157,690	$1,198	$—

Putnam Short Term
Investment Fund*	—	1,842,617	—	36	1,842,617

Putnam Absolute Return
100 Fund Class Y	499,770	45,465	14,705	5,532	533,541

Putnam Absolute Return
300 Fund Class Y	1,224,121	119,272	35,292	23,432	1,319,129

Putnam Absolute Return
500 Fund Class Y	2,167,789	179,652	58,820	19,918	2,296,239

Putnam Absolute Return
700 Fund Class Y	329,405	25,166	8,823	1,206	350,055

Putnam Money Market
Fund Class A	394,045	31,969	11,764	20	414,250

Totals	$6,508,714	$2,508,247	$2,287,094	$51,342	$6,755,831

Market values are shown for those securities affiliated during the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

54	Retirement Income Fund Lifestyle 2

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Retirement Income Fund Lifestyle 2	55

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

56	Retirement Income Fund Lifestyle 2

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

SA098
279992 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013